Exhibit  99.1
                                Michael Cummings


To:  Mr.  Michael  Novielli                              March  7,  2005
     Chairman
     Board  of  Directors
     Network  Installation  Corp.

Dear  Mr.  Novielli,

     I hereby tender my resignation as Chief Executive Officer of Network Installation Corp. effective March 7, 2005.

     I take this opportunity to thank the Company and all the members of the Board for giving me an opportunity to serve the Company in various capacities.

     I wish you all success in the future. If, I can be of any service, please contact me directly.


Thank  You,

/s/  Michael  Cummings
______________________
Michael  Cummings